MTB GROUP OF FUNDS

Supplement dated April 7, 2008 to the Combined Statement of Additional Information dated August 31, 2007, as amended (the “Combined SAI”).

Effective April 1, 2008, MTB Investment Advisors, Inc. (“MTBIA”) replaced M&T Securities, Inc. (“M&T”) as co-administrator to the Trust. MTBIA, in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Accordingly, please make the following changes:

(a) on page 84 of the Combined SAI, delete the reference to M&T Securities, Inc. and replace it with reference to MTB Investment Advisors, Inc.;

(b) on page 85 of the Combined SAI, delete the sentence, “There has been no change to the fees payable to co-administrator M&T Securities, Inc.” and replace it with the sentence, “There was no change to the fees payable to co-administrator M&T Securities, Inc. for the period of October 1, 2005 through March 31, 2008.”

(c) on page 85 of the Combined SAI, immediately under sentence discussed in (b), above, insert the following new fee table:

Fees Payable to MTB Investment Advisors, Inc. Effective April 1, 2008:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

(d) On the “Addresses” page of the Combined SAI, under the heading “Co-Administrator,” delete the name and address of M&T Securities, Inc., and replace then with the following:

MTB Investment Advisors, Inc.

100 East Pratt Street, 17th Floor

Baltimore, Maryland 21202